Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO H. Andrew DeFerrari, Senior Vice President and CFO (561) 627-7171

Palm Beach Gardens, Florida	November 23, 2009
DYCOM ANNOUNCES FISCAL 2010 FIRST QUARTER RESULTS
Palm Beach Gardens, Florida, November 23, 2009—Dycom Industries, Inc. (NYSE: DY) announced today its results for the first quarter ended October 24, 2009. The Company reported:
•	contract revenues of $259.1 million for the quarter ended October 24, 2009, compared to $334.0 million for the quarter ended October 25, 2008, a decrease of 22.4%. Included in contract revenues for the quarter ended October 25, 2008 was approximately $15.0 million for storm restoration services. There was no storm restoration services during the quarter ended October 24, 2009;

•	income from continuing operations on a GAAP basis of $3.5 million, or $0.09 per common share diluted, for the quarter ended October 24, 2009, compared to $10.6 million, or $0.27 per common share diluted, for the quarter ended October 25, 2008; and

•	income from continuing operations on a Non-GAAP basis of $5.8 million, or $0.15 per common share diluted, for the quarter ended October 24, 2009, compared to $10.9 million, or $0.28 per common share diluted, for the quarter ended October 25, 2008.
Non-GAAP income from continuing operations for the quarter ended October 24, 2009 excludes a $2.0 million pre-tax charge in cost of earned revenues for the proposed settlement of a wage and hour class action claim and a $1.1 million non-cash charge to income tax expense for a valuation allowance against a deferred tax asset. Non-GAAP income from continuing operations for the quarter ended October 25, 2008 excludes a pre-tax write-off of $0.6 million of deferred financing costs in connection with the replacement of the Company’s credit facility during the prior year. See the accompanying table which presents a reconciliation of the Non-GAAP financial measures to the most directly comparable GAAP financial measures.
Looking ahead to the second quarter of fiscal 2010, the Company anticipates revenues to be down sequentially reflecting seasonal patterns and slowing capital expenditures by a key customer. The Company expects a modest loss per share in the second quarter of fiscal 2010.
A Tele-Conference call to review the Company’s results will be hosted at 9:00 a.m. (ET), Tuesday, November 24, 2009; Call 800-230-1085 (United States) or 612-332-0107 (International) and request “Dycom Results”

conference call. A live webcast of the conference call, along with a slide presentation, will be available at http://www.dycomind.com under the heading “Investors” and subheading “Event Details.” If you are unable to attend the conference call at the scheduled time, a replay of the live webcast and the slide presentation will be available at http://www.dycomind.com until Thursday, December 24, 2009.
Dycom is a leading provider of specialty contracting services throughout the United States. These services include engineering, construction, maintenance and installation services to telecommunications providers, underground facility locating services to various utilities including telecommunications providers, and other construction and maintenance services to electric utilities and others.
Fiscal 2010 first quarter results are preliminary and are unaudited. This press release may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements with respect to the Company’s fiscal 2010 second quarter results. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in our filings with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements.
—Tables Follow—

NYSE: “DY”
DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
October 24, 2009 and July 25, 2009
Unaudited

	October 24,	July 25,
	2009	2009
	($ in 000’s)
ASSETS
Current Assets:
Cash and equivalents	$120,483	$104,707
Accounts receivable, net	113,008	116,968
Costs and estimated earnings in excess of billings	57,500	67,111
Deferred tax assets, net	15,335	15,779
Income taxes receivable	2,144	7,016
Inventories	7,774	8,303
Other current assets	12,724	7,323

Total current assets	328,968	327,207

Property and equipment, net	136,811	142,132
Goodwill	157,851	157,851
Intangible assets, net	54,441	56,056
Other	10,264	10,211

Total	$688,335	$693,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$28,093	$28,977
Current portion of debt	615	926
Billings in excess of costs and estimated earnings	180	151
Accrued insurance claims	27,084	27,386
Income taxes payable	2,317	—
Other accrued liabilities	39,761	52,590

Total current liabilities	98,050	110,030

Long-term debt	135,350	135,377
Accrued insurance claims	31,058	29,759
Deferred tax liabilities, net non-current	23,892	22,910
Other liabilities	4,936	4,758

Stockholders’ Equity	395,049	390,623

Total	$688,335	$693,457

NYSE: “DY”
DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months	Three Months
	Ended	Ended
	October 24,	October 25,
	2009	2008
	($ in 000’s, except per share amounts)

Contract revenues	$259,116	$333,967

Cost of earned revenues, excluding depreciation and amortization	209,971	268,646
General and administrative expenses (1)	23,502	27,540
Depreciation and amortization	15,191	16,612

Total	248,664	312,798

Interest income	35	135
Interest expense	(3,544)	(4,052)
Other income, net	1,105	402

Income from continuing operations before income taxes	8,048	17,654

Provision for income taxes	4,525	7,068

Income from continuing operations	3,523	10,586

Loss from discontinued operations, net of tax	—	(38)

Net income	$3,523	$10,548

Earnings per common share — Basic:

Income from continuing operations	$0.09	$0.27
Loss from discontinued operations	—	—

Net income	$0.09	$0.27

Earnings per common share — Diluted:

Income from continuing operations	$0.09	$0.27
Loss from discontinued operations	—	—

Net income	$0.09	$0.27

Shares used in computing earnings per common share:
Basic	38,990,281	39,321,662

Diluted	39,281,606	39,421,590

(1)	Includes stock-based compensation expense of $1.0 million and $1.5 million for the three months ended October 24, 2009 and October 25, 2008, respectively.

NYSE: “DY”
DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INFORMATION
Unaudited

	Three Months	Three Months
	Ended	Ended
	October 24,	October 25,
	2009	2008
	($ in 000’s, except per share amounts)
Reconciling Items (a):
Charge for proposed settlement of wage and hour class action claim	$(2,000)	$—
Valuation allowance on deferred tax asset	$(1,090)	$—
Write-off of deferred financing costs	$—	$(551)

(a) Reconciling Items reported above are on a pre-tax basis, except for “Valuation allowance on deferred tax asset.”

GAAP income from continuing operations	$3,523	$10,586
Adjustment for Reconciling Items above, net of tax	2,264	330

Non-GAAP income from continuing operations	$5,787	$10,916

Earnings per common share from continuing operations:

Basic earnings per common share from continuing operations — GAAP	$0.09	$0.27
Adjustment for Reconciling Items above, net of tax	0.06	0.01

Basic earnings per common share from continuing operations — Non-GAAP	$0.15	$0.28

Diluted earnings per common share from continuing operations — GAAP	$0.09	$0.27
Adjustment for Reconciling Items above, net of tax	0.06	0.01

Diluted earnings per common share from continuing operations- Non-GAAP	$0.15	$0.28

Shares used in computing GAAP and Non-GAAP earnings per common share from continuing operations and adjustment for items above:

Basic	38,990,281	39,321,662

Diluted	39,281,606	39,421,590